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                                                                    EXHIBIT 10.8

                            STANDARD COMMERCIAL LEASE

                         ARTICLE 1.00 BASIC LEASE TERMS

1.01 PARTIES. This lease agreement ("Lease") is entered in to by and between the following Lessor and Lessee:

BELTLINE QUAKER LIMITED PARTNERSHIP                                   ("Lessor")
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PERFORMANCE PRINTING CORPORATION, a Texas corporation                 ("Lessee")
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1.02 LEASED PREMISES. In consideration of the rents, terms, provisions and covenants of this Lease, Lessor hereby leases and demises to the Lessee the following described premises (leased premises)

      24,648 (5,226 office)          (Approximate sq. ft.)  1197781     (Job no)
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      QUAKER COURT I                 (Name of building or project)
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      1174 Quaker                    (Street address/suite number)
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      Dallas, Texas 75207            (City, State, and Zip )
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1.03 TERM. Subject to and upon the conditions set forth herein, the term of this
Lease shall commence on (_____________________the "commencement date") (the completion date on______________ (the "completion date", which Lessor shall use its best efforts to establish as October 1, 1994), and shall terminate 38 months thereafter.

1.04 BASE RENT AND SECURITY DEPOSIT. Base rent is $5,341 per month. Security Deposit is $5,341

1.05 ADDRESSES. Lessor's Address                       Lessee's Address
                                                       ----------------

         2777 Stemmons Freeway, 5th Floor                  1174 Tucker
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         Dallas 75207                                      Dallas, Texas
         -----------------------------------         ----------------------

1.06 PERMITTED USE SCREEN PRINTING U.V. coating thermo-forming. and manufacturing of point of purchase displays.

                                ARTICLE 2.00 RENT

2.01 BASE RENT. Lessee agrees to pay monthly as base rent during the term of this Lease the sum of money set forth in section 1. 04 of this Lease, which amount shall be payable to Lessor at the address shown above. One monthly installment of rent shall be due and payable on the date of execution of this Lease by Lessee for the first month's rent and a like monthly installment shall be due and payable on or before the first day of each calendar month succeeding the commencement date or completion date during the term of this Lease; provided, if the commencement date or the completion date should be a date other than the first day of a calendar month, the monthly rental set forth above shall be prorated to the end of that calendar month, and all succeeding installments of rent shall be payable on or before the first day of each succeeding calendar month during the term of this Lease. NOTWITHSTANDING THE FORGOING, LESSOR HEREBY WAIVES THE BASE MONTHLY RENT FOR MONTHS TWO AND THREE OF THE PRIMARY LEASE. Lessee shall pay, as additional rent, all other sums due under this Lease.

2.02 OPERATING EXPENSES. In the event Lessor's operating expenses for the building and/or project of which the leased premises are a part shall, in any calendar year during the term of this Lease, exceed the sum of $________________ THE ACTUAL OPERATING EXPENSE per square foot FOR THE CALENDAR YEAR 1994, INCLUDING COMMON AREA MAINTENANCE (CAM), Lessee agrees to pay as additional rent Lessee's pro rata share of such operating expenses. Lessor may invoice Lessee monthly for Lessee's pro rata share of the estimated operating expensed for each calendar year, which amount shall be adjusted each year based upon anticipated operating expenses. Within four months following the close of each calendar year, Lessor shall provide Lessee an accounting showing in reasonable detail all computations of additional rent due under this section. In the event the accounting shows the total of the monthly payments made by Lessee exceeds the amount of additional rent due by Lessee under this section, the accounting shall be accompanied by a refund. In the event the accounting shows that the total of the monthly payments are made by Lessee is less than the amount of additional rent due by Lessee under this section, the account shall be accompanied by an invoice for the additional rent. Notwithstanding any other provision in this Lease, during the year in which the Lease terminates, Lessor, prior to the termination date, shall have the option to invoice Lessee for Lessee's pro rata share of the excess operating expenses based upon the previous year's operating expenses. If this lease shall terminate on the day other than the last day of a calendar year, the amount of any additional rent payable by Lessee applicable to the year in which such termination shall occur shall be prorated on the ratio that the number of days from the commencement of the calendar year to and including the termination date bears to 365. Lessee shall have the right, at its own expense and within a reasonable time, to audit Lessor's books relevant to the additional rent payable under this section Lessee agrees to pay any additional rent due under this section within ten days following receipt of the invoice or accounting showing additional rent due.

2.03 DEFINITION OF OPERATING EXPENSES. The term "operating expenses" includes all expenses incurred by Lessor with respect to the maintenance and operation of the building of which the leased premises are a part, including, but not limited to the following: maintenance, repair and replacement costs; security; management fees, wages and benefits payable to employees of Lessor whose duties are directly connected with the operation and maintenance of the building; all services, utilities, supplies, repairs, replacements or other expends for maintaining, and operating the common parking and plaza areas: all real property taxes and installments of special assessments, including dues and assessments by means of deed restrictions and/or owners' associations which accrue against the building of which the leased premises are a part during the term of its Lease; and all insurance premiums Lessor is required to pay or deems necessary to pay, including public liability insurance, with respect to the building. The term operating expenses does not include the following repairs, restoration or other work occasioned by fire, wind, the elements or other casualty; income and franchise taxes of Lessor expenses incurred in leasing to or procuring of lessees, leasing commissions, advertising expenses and expenses for the renovating of space for new lessees; interest or principal payment on any



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mortgage or other indebtedness of Lessor; compensation paid to any employee of
Lessor above the grade of property manager; any depreciation allowance or expense; or operating expense which are the responsibility of Lessee.

2.04 LATE PAYMENT CHARGE. Other remedies for nonpayment of rent notwithstanding, if the monthly rental payment is not received by lessor on or before the tenth day of the month for which the rent is due, or if any other payment due Lessor by Lessee is not received by Lessor on or before the tenth day of the month next following the month in which Lessee was invoiced, a late payment charge of five percent of such past due amount shall become due and payable in addition to such amounts owed under this Lease.

2.05 INCREASE IN INSURANCE PREMIUMS. If an increase in any insurance premiums paid by Lessor for the building is caused by Lessee's use of the leased premises in a manner other than as set forth in section 1.06, or if Lessee vacates the leased premises and causes an increase in such premiums, then Lessee shall pay as additional rent the amount of such increase to Lessor.

2.06 SECURITY DEPOSIT. The security deposit set forth above shall be held by Lessor for the performance of Lessee's covenants and obligations under this Lease, it being expressly understood that the deposit shall not be considered an advance payment of rental or a measure of Lessor's damage in case of default by Lessee. Upon the occurrence of any event of default by Lessee or breach by Lessee of Lessee's covenants under this Lease, Lessor may, from time to time, without prejudice to any other remedy, use the security deposit to the extent necessary to make good any arrears of rent, or to repair any damage or injury, or pay any expenses or liability incurred by Lessee as a result of the event of default or breach of covenant, and any remaining balance of the security deposit shall be returned by Lessor to Lessee upon termination of this Lease. If any portion of the security deposit is so used or applied. Lessee shall upon ten days written notice from Lessor, deposit with Lessor by cash or cashier's check an amount sufficient to restore the security deposit to its original amount.

2.07 HOLDING OVER. In the event that Lessee does not vacate the leased premises upon the expiration or termination of this Lease, Lessee shall be a tenant at will for the holdover period and all of the terms and provisions of this Lease shall be applicable during that period, except that Lessee shall pay Lessor as base rental for the period of such holdover an amount equal to one and one half times the base rent which would have been payable by Lessee had the holdover period been a part of the original term of this Lease. Lessee agrees to vacate and deliver the leased premises to Lessor upon Lessee's receipt of notice from Lessor to vacate. The rental payable during the holdover period shall be payable to Lessor on demand. No holding over by Lessee, whether with or without the consent of Lessor, shall operate to extend the term of this Lease.

                         ARTICLE 3.00 OCCUPANCY AND USE

3.01 USE. Lessee warrants and represents to Lessor that the leased premises shall be used and occupied only for the purpose as set forth in section 1.06. Lessee shall occupy the leased premises, conduct its business and control its agents, employees, invitees and visitors in such a manner as is lawful, reputable and will not create a nuisance. Lessee shall not permit any operation which emits any odor or matter which intrudes into other portions of the building, use any apparatus or machine which makes undue noise or causes vibration in any portion of the building or otherwise interfere with, annoy or disturb any other Lessee in its normal business operations or Lessor in its management of the building. Lessee shall neither permit any waste on the leased premises nor allow the leased premises to be used in any way which would, in the opinion of Lessor, be extra hazardous on account of fire or which would in any way increase or render void the fire insurance on the building. Lessee warrants to Lessor that the Insurance questionnaire (filled out by Lessee, signed and presented to Lessor prior to the execution of this Lease) accurately reflects Lessee's s original intended use of the leased premises. The insurance questionnaire is made a part of this Lease by reference as though fully copied herein. If at any time during the term of this Lease the State Board of Insurance or other insurance authority disallows any of Lessor's sprinkler credits or imposes an additional penalty or surcharge in Lessor's insurance premiums because of Lessee's original or subsequent placement or use of storage racks or bins, method of storage or nature of Lessee's inventory or any other act of Lessee, Lessee agrees to pay as additional rent the increase (between fire walls) in Lessor's insurance premiums.

3.02 SIGNS. No sign of any type or description shall be erected, placed or painted in or about the leased premises or project except those signs submitted to Lessor in writing and approved by Lessor in writing, and which signs are in conformance with Lessor's sign criteria established for the project.

3.03 COMPLIANCE WITH LAWS RULES AND REGULATIONS. Lessee, at Lessee's sole cost and expense shall comply with all laws, ordinances orders, rules and regulations of state, federal, municipal or other agencies or bodies having jurisdiction over use, condition and occupancy of the leased premises. Lessee will comply with the rules and regulations of the building adopted by Lessor which are set forth on a schedule attached to this Lease. Lessor shall have the right at all times to change and amend the rules and regulations in any reasonable manner as may be deemed advisable for the safety, care, cleanliness, preservation of good order and operation or use of the building or the leased premises. All changes and amendments to the rules and regulations of the building will be sent by Lessor to Lessee in writing and shall thereafter be carried out and observed by Lessee.

3.04 WARRANTY OF POSSESSION. Lessor warrants that it has the right and authority to execute this Lease, and Lessee, upon payment of the required rents and subject to the terms, conditions, covenants and agreements contained in this Lease, shall have possession of the leased premises during the full terms of this Lease as well as any extension or renewal thereof. Lessor shall not be responsible for the acts or omissions of any other lessee or third party that may interfere with Lessee's use and enjoyment of the leased premises.

3.05 INSPECTION Lessor or its authorized agents shall at any and all reasonable times have the right to enter the leased premises, to inspect the same to supply janitorial service or any other service to be provided by Lessor, to show the leased premises to prospective purchasers or lessees, and to alter, improve or repair the leased premises or any other portion of the building. Lessee hereby waives any claim for damages for injury or inconvenience to or interference with Lessee's business, any loss of occupancy or use of the leased premises, and any other loss occasioned thereby. Lessor shall at all times have and retain a key with which to unlock all of the doors in, upon and about the leased premises. Lessee shall not change Lessor's lock system or in any other manner prohibit Lessor from entering the leased premises. Lessor shall have the right to use any and all means which Lessor may deem proper to open any door in an emergency without liability therefor.

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                       ARTICLE 4.00 UTILITIES AND SERVICE

4.01 BUILDING SERVICES Lessor shall provide the normal utility service connection to the building. Lessee shall pay the cost of all utility services including, but not limited to, initial connection charges all charges for gas, electricity, water, sanitary and storm sewer service, and for all electric lights. However, in a multi-occupancy building Lessor may provide water to the leased premises in which case Lessee agrees to pay to Lessor its pro rata share of the cost of such water. Lessee shall pay all costs caused by Lessee introducing excessive pollutants or solids other than ordinary human waste into the sanitary sewer system, including permits, fees and charges levied by any governmental subdivision for any such pollutants or solids. Lessee shall be responsible for the installation and maintenance of any dilution tanks, holding tanks, settling ranks, sewer sampling devices, sand traps, grease traps or similar devices as may be required by any governmental subdivision for Lessee's use of the sanitary sewer system. If the leased premises are in a multi-occupancy building Lessee shall pay all surcharges levied due to Lessee's use of sanitary sewer or waste removal services insofar as such surcharges affect Lessor or other lessees in the building. Lessor shall not be required to pay for any utility services, supplies or upkeep in connection with the leased premises or building.

4.02 THEFT OR BURGLARY. Lessor shall not be liable to Lessee for losses to Lessee's property or personal injury caused by criminal acts or entry by unauthorized persons into the leased premises or the building.

                      ARTICLE 5.00 REPAIRS AND MAINTENANCE

 5.01 LESSOR REPAIRS. Lessor shall not be required to make any improvements, replacements or repairs of any kind or character to the leased premises or the project during the term of this Lease except as are set forth in this section. Lessor shall maintain only the roof, foundation, parking and common areas, and the structural soundness of the exterior walls (excluding windows, window glass, plate glass and doors). Lessor's costs of maintaining the items set forth in this section are subject to the additional rent provisions in section 2.02. Lessor shall not be liable to Lessee, except as expressly provided in this Lease, for any damage or inconvenience, and Lessee shall not be entitled to any abatement or reduction of rent by reason of any repairs, alterations or additional made by Lessor under this Lease.

5.02 LESSEE REPAIRS. Lessee shall, at its sole cost and expense, maintain, repair and replace all other parts of the leased premises in good repair and condition, including, but not limited to heating, ventilation and air conditioning systems, down spouts, fire sprinkler system, dock bumpers, lawn maintenance, pest control and extermination, trash pick-up and removal. Lessee shall repair and pay for any damage caused by any act or omission of Lessee or Lessee's agents, employees, invitees, licensees or visitors. If the leased premises are in a multi-occupancy building or project, Lessor reserves the right to perform, on be half of lessee, lawn maintenance. painting, and trash pickup and removal; Lessee agrees to pay Lessor, as additional rent, Lessee's pro rata share of the cost of such services within ten days from receipt of Lessor's invoice, or Lessor may by monthly invoice direct Lessee to prepay the estimated costs for the current calendar year, and such amount shall be adjusted annually. If the leased premises are served by rail, Lessee agrees, if requested by the railroad, to enter into a joint maintenance agreement with the railroad and bear its pro rata share of the cost of maintaining the railroad spur. If Lessee fails to make the repair, or replacements promptly as required herein, Lessor may, at its option, make the repaint and replacements and the cost or such repairs and replacements shall be charged to Lessee as additional rent and shall become due and payable by Lessee within ten days from receipt of Lessor's invoice. Costs incurred by Lessor under this section constitute operating expenses under section 2.02.


5.03 REQUEST FOR REPAIRS. All requests for repairs or maintenance that are the responsibility of Lessor pursuant to any prevision of the Lease must be made in writing to Lessor at the address in Section 1.05.

5.04 LESSEE DAMAGES. Lessee shall not allow any damage to be committed on any portion of the leased premises or building, and at the termination of this Lease, by lapse of time or otherwise, Lessee shall deliver the leased premises to Lessor in as good condition as existed at the commencement date of this Lease, ordinary wear and tear excepted. The cost and expend of any repairs necessary to restore the condition of the leased premises shall be borne by Lessee.

5.05 MAINTENANCE CONTRACT. Lessee shall, at its sole cost and expense, during the term of this Lease minimum a regularly scheduled preventative maintenance/service contract with a maintenance contractor for the servicing of all hot water, heating and air conditioning systems and equipment within the leased premises. The maintenance contractor and contract must be approved by Lessor and must include all services suggested by the equipment manufacturer.

                    ARTICLE 6.00 ALTERATIONS AND IMPROVEMENTS

6.01 LESSOR IMPROVEMENTS. If construction to the leased premises is to be performed by Lessor prior to or during Lessee's, occupancy, Lessor will complete the construction of the improvements to the leased premises, in accordance with plans and specifications agreed to by Lessor , which plans and specifications are made a part of this Lease by reference. Lessee shall execute a copy of the plans and change orders, if applicable, setting forth the amount of any costs to be borne by Lessee within seven days of receipt of the plans and specifications. In the event Lessee fails to execute the plans and specifications and change order within the seven day period, Lessor may, at its sole option, declare this Lease canceled or notify Lessee that the base rent shall commence on the completion date even though the improvement to be constructed by Lessor may not be complete. Any changes or modifications to the approved plans and specifications shall be made and accepted by written change order or agreement signed by Lessor and Lessee and shall constitute an amendment to this Lease.

6.02 LESSEE IMPROVEMENTS. Lessee shall not make or allow to be made any alterations or physical additions in or to the leased premises without first obtaining the written consent of Lessor, which consent may in the sole and absolute discretion of Lessor be denied. Any alterations, physical additions or improvements to the leased premises made by Lessee shall at once become the property of Lessor and shall be surrendered to Lessor upon the termination of this Lease; provided, however, Lessor, at its option, may require Lessee to remove any physical additions and/or repair any alterations in order to restore the leased premises to the condition existing at the time Lessee took possession, all costs of removal and/or alterations to be borne by Lessee. This clause shall not apply to moveable equipment or furniture owned by Lessee, which may be removal by Lessee at the end of the term of this Lease if Lessee is not then in default and if such equipment and furniture are not then subject to any other rights, liens and interest of lessor.

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6.03 MECHANICS LICENSE. Lessee will not permit any mechanic's or malterialman's lien(s) or other lien to be placed upon the leased premises or the building and nothing in the lease shall be deemed or construed in any way as constituting the consent or request of Lessor, express or implied, by inference or otherwise, to any person for the performance of any labor or the furnishing of any materials to the leased premises, or any part thereof, nor as giving Lessee any right power, or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give the rise to any mechanic's or materialman's or other lien against the leased premises. In the event any such lien is attached to the leased premises, then, in addition to any other right or remedy of Lessor, Lessor may, but shall not be obligated to obtain the released or otherwise discharge the same. Any amount paid by Lessor for any of the aforesaid purposes shall be paid by Lessee to Lessor on demand as additional rent

                       ARTICLE 7.00 CASUALTY AND INSURANCE

7.01 SUBSTANTIAL DESTRUCTION. If the leased premises should be totally destroyed by fire or other casualty, or if the leases premises should be damaged so that rebuilding cannot reasonably be completed within ninety working days after the date of written notification by Lessee to Lessor of the destruction, this Lease shall terminate and the rent shall be abated for the unexpired portion of the Lease, effective as of the date of the written notification.

7.02 PARTIAL DESTRUCTION. If the leased premises should be partially dammed by fire or other casualty, and rebuilding or repairs can reasonably be completed within ninety working days from the dale of written notification by Lessee to Lessor of the destruction, this lease shall not terminate, and Lessor shall at its sole risk and expense proceed with reasonable diligence to rebuild or repair the building or other improvements to substantially the same condition in which they existed prior to the damage. If the leased premises are to be rebuilt or repaired and are untenantable in whole or in part following the damage, and the damage or destruction was not caused or contributed to by act of negligence of Lessee, its agents, employees, invitees or those for whom Lessee is responsible, the rent payable under this Lease during the period for which the leased premises are untenantable shall be adjusted to such an extent as may be fair and reasonable under the circumstances. In the event that Lessor fails to complete the necessary repairs or rebuilding within ninety working days from the date of written notification by Lessee to Lessor of the destruction, Lessee may at its option terminate this lease by delivering written notice of termination to Lessor, whereupon all rights and obligations under this Lease shall cease to exist.

7.03 PROPERTY INSURANCE. Lessor shall at all times during the term of this Lease maintain a policy or policies of insurance with the premiums paid in advance, issued by and binding upon some solvent insurance company, insuring the building against all risk of direct physical loss in an amount equal to at least ninety percent or the full replacement cost of the building structure and its improvements as of the date of the loss; provided, Lessor shall not be obligated in any way or manner to insure any personal property (including, but not limited to, any furniture, machinery, goods or supplies) of Lessee upon or within the leased premises, any fixtures installed or paid for by Lessee upon or within the leased premises, or any improvements which Lessee may construct on the leased premises. Lessee shall have no right in or claim to the proceeds of any policy of insurance maintained by Lessor even if the cost of such insurance is borne by Lessee as set forth in article 2.00.

7.04 WAIVER OF SUBROGATION. Anything in this Lease to the contrary notwithstanding. Lessor and Lessee are hereby waive and release each other of and from any and all right of recovery, claim, action or cause of action, against each other, their agents, officers and employees, for any loss or damage that may occur to the leased premises, improvements to the building of which the leased premises are a part, or personal property within the building, by reason of fire or the elements, regardless of cause or origin, including negligence of Lessor or Lessee and their agents, officers and employees. Lessor and Lessee agree immediately to give their respective insurance companies which have issued policies of insurance covering all risk of direct physical loss, written notice of the terms of the mutual waivers contained in this section and to have the insurance policies properly endorsed, if necessary, to prevent the invalidation of the insurance coverages by reason of the mutual waivers.

7.05 HOLD HARMLESS. Lessor shall not be liable to Lessee's employees, agents, invitees, licensees or visitors, or to any other person, for an injury to person or damage to property on or about the leased premises caused by any act or omission of Lessee, its agents, servants or employees or of any other person entering upon the leased premises under express or implied invitation by Lessee, or caused by the improvements located on the leased premises becoming out of repair, the failure or cessation of any service provided by Lessor (including security service and devices), or caused by leakage of gas, oil, water or stream or by electricity emanating from the leased premises. Lessee agrees to indemnify and hold harmless Lessor of and from any loss, attorney's fees, expenses or claims arising out of any such damage or injury.

                            ARTICLE 8.00 CONDEMNATION

8.01 SUBSTANTIAL TAKING. If all or a substantial part of the leased premises are taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain or by purchase in lieu thereof, and the taking would prevent or materially interfere with the use of the leased premises for the purpose for which it is then being used, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease effective on the date physical possession is taken by the condemning authority. Lessee shall have no claim to the condemnation award or proceeds in lieu thereof.

8.02 PARTIAL TAKING. If A portion of the leased premises shall he taken for any public or quasi public use under governmental law, ordinance or regulation, or by right of eminent domain or by purchase in lieu thereof, and this Lease is not terminated as provided in the section 8.01 above, Lessor shall at Lessor's sole risk and expense, restore and reconstruct the building and other improvements on the leased premises to the extent necessary to make it reasonably tenantable . The rent payable under this Lease during the unexpired portion of the term shall be adjusted to such an extent as may be fair and reasonable under the circumstances. Lessee shall have no claim to the condemnation award or proceeds in lieu thereof.


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                       ARTICLE 9.00 ASSIGNMENT OR SUBLEASE

9.01 LESSOR ASSIGNMENT. Lessor shall have the right to sell, transfer or assign, in whole or in part, its rights and obligations under this Lease and in the building. Any such sale, transfer or assignment shall operate to release Lessor from any and all liabilities under this lease arising after the date of such sale, assignment or transfer.

9.02 LESSEE ASSIGNMENT. Lessee shall not assign in whole or in part, this Lease, or allow it to be assigned, in whole or in part, by operation of law or or mortgage or pledge the same or sublet the leased premises, in whole or in part, without the prior written consent of Lessor, and in no event shall any such assignment or sublease ever release Lessee or any guarantor from any obligation or liability hereunder. No assignee or sublessee of the leased premises or any portion thereof may assign or sublet the leased premises or any portion thereof.

9.03 CONDITIONS OF ASSIGNMENT. If Lessee desires to assign or sublet all or any part of the leased premises, it shall so notify Lessor at least thirty days in advance of the date on which Lessee desires to make such assignment or sublease. Lessee shall provide Lessor with a copy of the proposed assignment or sublease and such information as Lessor might request concerning the proposed sublessee or assignee to allow, Lessor to make informed judgments as to the financial condition, reputation, operations and general desirability of the proposed sublessee or assignee. Within fifteen days after Lessor's receipt of Lessee's proposed assignment or sublease and all required information concerning the proposed sublessee or assignee, Lessor shall have the following options: (1) [omitted] (2) consent to the proposed assignment or sublease and, if the rent due and payable by any assigneee or sublessee under any such permitted assignment or sublease (or a combination of the rent payable under such assignment or sublease plus any bonus or any other consideration or any payment incident thereto) exceeds the rent payable under this Lease for such space, Lessee shall pay to Lessor all such excess rent and other excess consideration within ten days following receipt thereof by Lessee; or (3) refuse, in its sole and absolute discretion and judgement, to conceal to the proposed assignment or sublease which refusal shall be deemed to have been exercised unless Lessor gives lessee written notice providing otherwise. Upon the occurrence of an event of default, if any or any part of the leased premises are then assigned or sublet, Lessor, in addition to any other remedies provided by this case or provided by law, may, at its option, collect directly from the assignee or sublessee all rents becoming due to Lessee by reason of the assignment or sublease, and Lessor shall have a security interest in all properties on the leased premises to secure payment of such sums. Any collection directly, by Lessor from the assignee or sublessee shall not be construed to constitute a novation or a release of Lessee or any guarantor from the further performance of its obligations under this Lease.

9.04 SUBORDINATION. Lessee accepts this Lease subject and subordinate to any recorded mortgage or deed of trust lien presently existing or hereafter created upon the building or project and to all existing recorded restrictions, covenants, easements and agreements with respect to the building or project. Lessor is hereby irrevocably vested with full power and authority to subordinate Lessee's interest under this Lease to any first mortgage or deed of trust lien hereafter placed on the leased premises, and Lessee agrees upon demand to execute additional instruments subordinating this Lease as Lessor may require. If the interests of Lessor under this Lease shall be transferred by reason of foreclosure or other proceedings for enforcement of any first mortgage or deed of trust lien on the leased premises, Lessee shall be bound to the transferee (sometimes called the "Purchaser") at the option of the Purchaser, under the terms, covenants and conditions of this Lease for the balance of the term remaining, including any extensions or renewals, with the same force and effect as if the Purchaser were Lessor under this Lease, and, if requested by the Purchaser, Lessee agrees to attorn to the Purchaser, including the first mortgagee under any such mortgage if it be the Purchaser, as its Lessor.

9.05 ESTOPPEL CERTIFICATES. Lessee agrees to furnish, from time to time, within ten days after receipt of a request from Lessor or Lessor's mortgagee, a statement certifying, if applicable, the following: Lessee is in possession of the leased premises: the leased premises are acceptable; the Lease is in full force and effect; the Lease is unmodified; Lessee claims no present charge, lien, or claim of offset against rent the rent is paid for the current month, but is not prepaid for more than one month and will not be prepaid for more than one month in advance there is no existing default by reason of some act or omission by Lessor; and such other matters as may be reasonably required by Lessor or Lessor's mortgagee. Lessee's failure to deliver such statement, in addition to being a default under this Lease, shall he deemed to establish conclusively that this Lease is in full force and effect except as declared by Lessor, that Lessor is not in default of any of its obligations under this Lease and that Lessor has not received more than one month's rent in advance.

                               ARTICLE 10.00 LIENS

10.01 LANDLORD'S LIEN. As security for payment of rent, damages and all other payments required to be made by this Lease, Lessee hereby grants to Lessor a lien upon all property of lessee now or subsequently located upon the leased premises. If Lessee abandons or vacates any substantial portion of the leased premises or is in default in the payment of any rentals, damages or other payments required to be made by, this Lease or is in default of any other provision of this Lease, Lessor may enter upon the leased premises, by picking or changing locks if necessary, and take possession of all or any part of the personal property, and may sell all or any part of the personal property at a public or private sale, in one or successive sales, with or without notice, to the highest bidder for cash, and, on behalf of Lessee, sell and convey all or part of the personal property to the highest bidder, delivering to the highest bidder all of Lessee's title and interest in the personal property sold. The proceeds of the sale of the personal property shall be applied by Lessor toward the reasonable costs and expenses of the sale, including attorney's fees, and then toward the payment of all sums then due by Lessee to Lessor under the terms of this Lease. Any excess remaining shall be paid to Lessee or any other person entitled thereto by law.

10.02 UNIFORM COMMERCIAL CODE. This Lease is intended as and constitutes a security agreement within the meaning of the Uniform Commercial Code of the state in which the leased premises are situated. Lessor, in addition to the rights prescribed in this Lease, shall have all of the rights, titles, liens and interests in and to Lessee's property, now or hereafter located upon the leased premises, which may he granted a secured party, as that term is defined, under the Uniform Commercial Code to secure to Lessor payment of all sums due and the full performance of all Lessee's covenants under this Lease. Lessee will on request execute and deliver to Lessor a financing statement for the purpose of perfecting Lessor's security interest under this Lease or

Lessor may file this Lease or a copy thereof as a financing statement. Unless otherwise provided by law and for the purpose of exercising any right pursuant to this section, Lessor and Lessee agree that reasonable notice shall be met if such notice is given by ten days written notice, certified mail, return receipt requested, to Lessor or Lessee at the addresses specified herein.

                       ARTICLE 11.00 DEFAULT AND REMEDIES

11.01 DEFAULT BY LESSEE. The following shall be deemed to be events of default by Lessee under this Lease: ( 1 ) Lessee shall fail to pay, when due is any installment of rent or any other payment required pursuant to this Lease AND SUCH FAILURE IS NOT CURED WITHIN (10) CARS AFTER WRITTEN NOTICE TO LESSEE; (2) Lessee shall abandon any substantial portion of the leased premises; (3) Lessee shall fail to comply with any term, provision or covenant of this Lease, other than the payment of rent, and the failure is not cured within ten days after written notice to Lessee: (4) Lessee shall file a petition or be adjudged bankrupt or insolvent under any applicable federal or state bankruptcy or insolvency law, or admit that it cannot meet its financial obligations as they become due; or a receiver or trustee shall be appointed for all or substantially all of the assets of Lessee, or Lessee shall make a transfer in fraud of creditors or shall make an assignment for the benefit of creditors; or (5) Lessee shall do or permit to he done any act which results in a lien being filed against the leased premises or the building and/or project of which the leased premises are a part.

11.02 REMEDIES FOR LESSEE'S DEFAULT. Upon the occurrence of any event of default set forth in this Lease, Lessor shall have the option to pursue any one or more of the remedies set forth herein FOLLOWING THE WRITTEN NOTICE AND FAILURE TO CURE STATED IN SECTION 11 01 OF THIS LEASE ( 1 ) Lessor may enter upon and take possession of the leased premises, by picking or changing locks if necessary, and lock out, expel or remove Lessee and any other person who may be occupying all or any part of the leased premises without being liable for any claim for damages, and relet the leased premises on behalf of Lessee and receive the rent directly by reason of the reletting. Lessee agrees to pay Lessor on demand any deficiency that may arise by reason of any reletting of the leased premises further, Lessee agrees to reimburse Lessor for any expenditures made by it in order relet the leased premises, including, but not limited to, repair costs.
(2) Lessor may enter upon the leased premises, by picking or changing locks if necessary, without being liable for any claim for damages, and do whatever Lessee is obligated to do under the terms of this Lease. Lessee agrees to reimburse Lessor on demand for any expenses which Lessor may incur in effecting compliance with Lessee's obligations under this Lease; further, Lessee agrees that Lessor shall not be liable for any damages resulting to Lessee from effecting compliance with Lessee's obligations under this Lease caused by the negligence of Lessor or otherwise. (3) Lessor may terminate this Lease, in which event Lessee shall immediately surrender the leased premises to Lessor, and if Lessee fails to surrender the leased premises, Lessor may without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the leased premises, by picking or changing locks if necessary, and lock out expel or remove Lessee and any other person who may be occupying all or any part of the leased premises without being liable for any claim for damages. Lessee agrees to pay on demand the amount of all loss and damage which Lessor may suffer by reason of the termination of this Lease under this section, whether through inability to relet the leased premises on satisfactory terms or otherwise. Notwithstanding anything contained in this Lease to the contrary, this Lease may be terminated by Lessor only by mailing or delivering written notice of such termination to Lessee, and no other act or omission of Lessor shall he construed as a termination of this Lease

                            ARTICLE 12.00 RELOCATION

12.01 RELOCATION OPTION.  [omitted]

12.02 EXPENSES. [omitted]

                            ARTICLE 13.00 DEFINITIONS

13.01 ABANDON. "Abandon" means the vacating of all or a substantial portion of the leased premises by Lessee, whether or not Lessee is in default of the rental payments due under this Lease.

13.02 ACT OR GOD OR FORCE MAJEURE. An "act of God" or "force majeure" is defined for purposes of this Lease as strikes, lockouts, sitdowns, material or labor restrictions by any governmental authority, unusual transportation delays, riots, floods, washouts, explosions, earthquakes, fire, storms, weather (including wet grounds or inclement weather which prevents construction), acts of the public enemy, wars, insurrections and any other cause not reasonably within the control of Lessor and which by the exercise of due diligence Lessor is unable, wholly or in part, to prevent or overcome.

13.03 BUILDING OR PROJECT. "Building" or "project" as used in this Lease means the building and/or project described in section 1.02 including the leased premises and the land upon which the building or project is situated.

13.04 COMMENCEMENT DATE. "Commencement date" shall be the date set forth in section 1.03. The commencement date shall constitute the commencement of the term of this Lease for all purposes, whether or not Lessee has actually taken possession.

13.05 COMPLETION DATE. "Completion date" shall be the date on which the improvements erected and to be erected upon the leased premises shall have been completed in accordance with the plans and specifications described in article
6.00. The completion date shall constitute the commencement of the term of this Lease for all purposes, whether or not Lessee has actually taken possession Lessor shall use its best efforts to establish the completion date as the date set forth in section 1.03. In the event that the improvements have not in fact been completed as of that date, Lessee shall notify Lessor in writing of its objections. Lessor shall have a reasonable time after delivery of the notice in which to take such corrective action as may be necessary and shall notify Lessee in writing as soon as it deems such corrective action has been completed and the improvements are ready for occupancy. Upon completion of construction, Lessee shall deliver to Lessor a letter accepting the leased premises as suitable for the purposes for which they are let and the date of such letter shall constitute the commencement of the term of this Lease. Whether or not Lessee has executed such letter of acceptance, taking possession of the leased premises by Lessee shall be deemed to establish conclusively that the improvements have been completed in accordance with the plans and specifications, are suitable for the purposes for which the leased premises are let and that the leased premises are in good and satisfactory condition as of the date possession was so taken by Lessee, except for latent defects, if any.

13.06 SQUARE FEET. "Square feet" or "square foot" as used in this Lease includes the area contained within the leased premises.

                           ARTICLE 14.00 MISCELLANEOUS

14.01 WAIVER. Failure of Lessor to declare an event of default immediately upon its occurrence, or delay in taking any action in connection with an event of default, shall not constitute a waiver of the default, but Lessor shall have the right to declare the default at any time and take such action as is lawful or authorized under this Lease. Pursuit of any one or more of the remedies set forth in article 11.00 above shall not preclude pursuit of any one or more of the other remedies provided elsewhere in this Lease or provided by law, nor shall pursuit of any remedy constitute forfeiture or waiver of any rent or damages accruing to Lessor by reason of the violation of any of the terms, provisions or covenants of this Lease. Failure by Lessor to enforce one or more of the remedies provided upon an event of default shall not be deemed or construed to constitute a waiver of the default or of any other violation or breach of any of the terms, provisions and covenants contained in this Lease.

14.02 ACT OF GOD. Lessor shall not be required to perform any covenant or obligation in this Lease, or be liable in damages to Lessee, so long as the performance or non-performance of the covenant or obligation is delayed, caused or prevented enacted by an act of God, force majeure or by Lessee.

14.03 ATTORNEY'S FEES. In the event Lessee defaults in the performance of any of the terms, covenants, agreements or conditions contained in this Lease and Lessor places in the hands of an attorney the enforcement of all or any part of this Lease, the collection of any rent due or to become due or recovery of the possession of the leased premises, Lessee agrees to pay Lessor's costs of collection, including reasonable attorney's fees for the services of the attorney, whether suit is actually filed or not.

14.04 SUCCESSORS. This Lease shall be binding upon and inure to the benefit of Lessor and Lessee and their respective heirs, personal representatives, successors and assigns. It is hereby covenanted and agreed that should Lessor's interest in the leased premises cease to exist for any reason during the term of this Lease, then notwithstanding the happening of such event this Lease nevertheless shall remain unimpaired and in full force and effect, and Lessee hereunder agrees to attorn to the then owner of the leased premises.

14.05 RENT TAX. If applicable in the jurisdiction where the leased premises are situated, Lessee shall pay and be liable for all rental sales and use taxes or other similar taxes if any, if any levied or imposed by any city, state, county or other governmental body by having authority, such payments to be in addition to all other payments required to he paid to Lessor by Lessee under the terms of this Lease. Any such payment shall be paid concurrently with the payment of the rent, additional rent, operating expenses or other charge upon which the tax is based as set forth above.

14.06 CAPTIONS. The captions appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of any section.

14.07 NOTICE. All rent and other payments required to be made by Lessee shall be payable to Lessor at the address set forth in section 1.05, or at any other address within the United States as Lessee may specify from time to time by written notice. Any notice or document required or permitted to be delivered by the terms of this Lease shall be deemed to be delivered (whether or not actually received) when deposited in the United States Mail, postage prepaid certified mail, return receipt requested, addressed to the parties at the respective addresses set forth in section 1.05.

14.08 SUBMISSION OF LEASE. Submission of this Lease to Lessee for signature does not constitute a reservation of space or an option to lease. This Lease is not effective until execution by and delivery to both Lessor and Lessee.

14.09 CORPORATE AUTHORITY. If Lessee executes this lease as a corporation, each of the persons executing this Lease on behalf of Lessee does hereby personally represent and warrant that lessee is a duly authorized and existing corporation, that Lessee is qualified to do business in the state in which the leased premises are located, that the corporation has full right and authority to enter into this Lease, and that each person signing on behalf of the corporation is authorized to do so. In the event any representation or warranty is false, all persons who execute this Lease shall be liable, individually, as Lessee.

14.10 SEVERABILITY. If any provision of this Lease or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Lease and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

14.11 LESSOR'S LIABILITY. If Lessor shall be in default under this Lease and, if as a consequence of such default, Lessee shall recover a money judgment against Lessor, such judgment shall be satisfied only out of the right, title and interest of Lessor in the building as the same may then be encumbered and neither Lessor nor any person or entity comprising Lessor shall be liable for any deficiency. In no event shall Lessee have the right to levy execution against any property of Lessor nor any person or entity comprising Lessor other than its interest in the building as herein expressly provided.

14.12 INDEMNITY. Lessor agrees to indemnify and hold harmless Lessee from and against any liability or claim, whether meritorious or not, arising with respect to any broker whose claim arises by, through or on behalf of Lessor, Lessee agrees to indemnify and hold harmless Lessor from and against any liability or claim, whether meritorious or not, arising with respect to any broker whose claim arises by, through or on behalf of Lessee.

              ARTICLE 15.00 AMENDMENT AND LIMITATION OF WARRANTIES

15.01 ENTIRE AGREEMENT. IT IS EXPRESSLY AGREED BY LESSEE, AS A MATERIAL CONSIDERATION FOR THE EXECUTION OF THIS LEASE, THAT THIS LEASE, WITH THE SPECIFIC REFERENCES TO WRITTEN EXTRINSIC DOCUMENTS, IS THE ENTIRE AGREEMENT OF THE PARTIES; THAT THERE ARE, AND WERE, NO VERBAL REPRESENTATIONS, WARRANTIES, UNDERSTANDINGS, STIPULATIONS, AGREEMENTS OR PROMISES PERTAINING TO THIS LEASE OR TO THE EXPRESSLY MENTIONED WRITTEN EXTRINSIC DOCUMENTS NOT INCORPORATED IN WRITING IN THIS LEASE.

15.02 AMENDMENT. THIS LEASE MAY NOT BE ALTERED, WAIVED, AMENDED OR EXTENDED EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY LESSOR AND LESSEE.

15.03 LIMITATION OF WARRANTIES. LESSOR AND LESSEE EXPRESSLY AGREE THAT THERE ARE AND SHALL BE NO IMPLIED WARRANTIES OF MERCHANTABILITY, HABITABILITY, FITNESS FOR A PARTICULAR PURPOSE OR OF ANY OTHER KIND ARISING OUT OF THIS LEASE, AND THERE ARE NO WARRANTIES WHICH EXTEND BEYOND THOSE EXPRESSLY SET FORTH IN THIS LEASE.

                         ARTICLE 16.00 OTHER PROVISIONS

         16.01 OPERATING EXPENSE CAP (see attached Addendum I)
         16.02 RENEWAL OPTION ( see attached Addendum I)
         16.03 HVAC (see attached Addendum I)
         16.04 LEASEHOLD IMPROVEMENTS (see attached Addendum I)
         16.05 LAND LORD'S COOPERATION (see attached Addendum I)
         16.06 HAZARDOUS WASTE (see attached Addendum II)


SIGNED at Dallas, TX this 22nd day of Sept. 1994.




LESSOR                                                        LESSEE


BELTLINE QUAKER LIMITED PARTNERSHIP,           PERFORMANCE PRINTING CORPORATION,
Managing general partner                       a Texas corporation

By:   s/Jeffrey G. Mundy/s                     By:      s/John White/s
   ---------------------------------              ------------------------------
      Vice President                                    John T. White, C.E.O.

                              RULES AND REGULATIONS

1. Lessor agrees to furnish Lessee two keys without charge. additional keys will be furnished at a nominal charge. Lessee shall not change locks or install additional locks on doors without prior written consent of Lessor. Lessee shall not make or cause to be made duplicates of keys procured from Lessor without prior approval of Lessor. All keys to leased premises shall be surrendered to Lessor upon termination of this Lease.

2. Lessee will refer all contractors, contractor's representatives and installation technicians rendering any service on or to the leased premises for Lessee to Lessor for Lessor's approval before performance of any contractual service. Lessee's contractors and installation technicians shall comply with Lessor's rules and regulations pertaining to construction and installation. This provision shall apply to all work performed on or about the leased premises or project, including installation of telephones, telegraph equipment, electrical devices and attachments and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings and equipment or any other physical portion of the leased premises or project.

3. Lessee shall not at any time occupy any part of the leased premises or project as sleeping or lodging quarters.

4. Lessee shall not place, install or operate on the leased premises or in any part of the building any engine, stove or machinery, or conduct mechanical operations or cook thereon or therein, or place or use in or about the leased premises or project any explosives, gasoline, kerosene, oil, acids, caustics, or any flammable, explosive or hazardous material without written consent of Lessor.

5. Lessor will not be responsible for lost or stolen personal property, equipment, money or jewelry from the leased premises or the project regardless of whether such loss occurs when the area is locked against entry or not.

6. No dogs, cats, fowl, or other animals shall be brought into or kept in or about the leased premises or project.

7. Employees of Lessor shall not receive or carry messages for or to any Lessee or other person or contract with or render free or paid services to any Lessee or to any of Lessee's agents, employees or invitees.

8. None of the parking, plaza, recreation or lawn areas, entries, passages, doors, elevators, hallways or stairways shall be blocked or obstructed or any rubbish, filler, trash, or material of any nature pieced, emptied or thrown into these areas or such area used by Lessee's agents, employees or invitees at any time for purposes inconsistent with their designation by Lessor.

9. The water closets and other water fixtures shall not be used for any purpose other than those for which they were constructed, and any damage to them from misuse or by the defacing or injury of any part of the building shall be borne by the person who shall occasion it. No person shall waste water by interfering with the faucets or otherwise.

10. No person shall disturb occupants of the building by the use of any radios, record players, tape recorders, musical instruments, the making of unseemly noises or any unreasonable use.

11. Nothing shall be thrown out of the windows of the building or down the stairways or other passages.

12. Lessee and its employees, agents and invitees shall park their vehicles only in those parking areas designated by Lessor. Lessee shall not leave any vehicle in a state of disrepair (including without limitation, flat tires, out of date inspection stickers or license plates) on the leased premises or project. If Lessee or its employees, agents or invitees park their vehicles in areas other than the designated parking areas or leave any vehicle in a state of disrepair, Lessor, after giving written notice to Lessee of such violation, shall have the right to remove such vehicles at Lessee's expense.

13. Parking in a parking garage or area shall be in compliance with all parking rules and regulations including any sticker or other identification system established by Lessor. Failure to observe the rules and regulations shall terminate Lessee's right to use the parking garage or area and subject the vehicle in violation of the parking rules and regulations to removal and impoundment. No termination of parking privileges or removal of impoundment of a vehicle shall create any liability on Lessor or be deemed to interfere with Lessee's right to possession of its leased premises. Vehicles must be parked entirely within the stall lines and all directional signs, arrows and posted speed limits must be observed. Parking is prohibited in areas not striped for parking, in aisles, where "No Parking" signs are posted, on ramps, in cross hatched areas and in other areas as may be designated by Lessor. Parking stickers or other forms of identification supplied by Lessor shall remain the property of Lessor and not the property of Lessee and are not transferable. Every person is required to park and lock his vehicle. All responsibility for damage to vehicles or persons is assumed by the owner of the vehicle or its driver.

14.    [omitted]

15. Lessor shall not be liable for any damages from the stoppage of elevators for necessary or desirable repairs or improvements or delays of any sort or duration in connection with the elevator service.

16.    [omitted]

17. Lessee agrees to cooperate and assist Lessor in the prevention of canvassing, soliciting and peddling within the building or project.

18.    [omitted]

19. It is Lessor's desire to maintain in the building or project the highest standard of dignity and good taste consistent with comfort and convenience for Lessees. Any action or condition not meeting this high standard should be reported directly to Lessor. Your cooperation will be mutually beneficial and sincerely appreciated.

                                   ADDENDUM 1

                                      16.01
                             OPERATING EXPENSE CAP

Except or real property taxes, insurance premiums, and utility charges (including, but not limited to, electricity, fuel, water, sewer, gas, etc.) the full pro rata share of which excess operating expenses Lessee shall pay as stated in sections 2.02 and 2.03 of this Lease, Lessor agrees that Lessee shall not pay, as its pro rata share of such excess operating expenses related to the remaining operating expenses described in said sections 2.02 and 2.03, an amount which is greater than one hundred ten percent (110%) of the amount of said remaining excess operating expenses paid by Lessee for the next previous year.

                                      16.02
                                 RENEWAL OPTION

If, at the end of the primary term of this Lease, the Lessee is not in default in any of the terms, conditions or covenants of the Lease, Lessee but not any assignee or subtenant of Lessee, is hereby granted an option to renew this Lease for an additional term of thirty six (36) months upon the same terms and conditions contained in this Lease with the following exceptions:

         A. The renewal option term will contain no further renewal options unless expressly granted by its Lessor in writing and

         B. The rental for the renewed term shall he based on the then prevailing rental rates for properties of equivalent quality, size, utility and location, with the length of the Lease term and credit standing of the Lessee to be taken into account.

If Lessee desires to renew this Lease, Lessee will notify the Lessor of its intention to renew no later than (6) months prior to the expiration date of the lease; Lessor shall, within the next fifteen (15) days notify Lessee in writing of the proposed renewal rate and the Lessee shall within the next fifteen (15) days following receipt of the proposed rate, notify the Lessor in writing of its acceptance or rejection of the proposed rental rate. Rejection of the proposed rental rate terminates any renewal option pursuant to this paragraph.

                                      16.03
                                      HVAC

Effective upon the commencement date of this Lease, Lessor agrees to provide the heating units in good working order and lessee shall hare ninety (90) days after commencement date to report, in writing, any deficiencies in the above system, which Landlord agrees to repair or replace at Landlord's sole cost and expense. Furthermore, effective upon the commencement date of this Lease, Lessor agrees to provide the ventilating and air conditioning units in good working order and Lessee shall have two hundred forty (240) days after commencement date to report, in writing, any deficiencies in the above system, which Landlord agrees to repair or replace at Landlord's sole cost and expense. In the event a problem arises the HVAC system, and Lessee has maintained such system per Section 5.05 of this Lease, Lessee shall have the option to repair, replace or desert such system, without further obligation with respect thereto.

                                      16.04
                             LEASEHOLD IMPROVEMENTS

Lessor at Lessor's sole cost and expense agrees to encapsulate the existing insulation that is presently falling from the warehouse ceiling per job #1197781.

                                      16.05
                             LANDLORD'S COOPERATION

Lessor agrees to reasonably cooperate in working with Lessee's banking institutions in executing Landlord waivers requested Lessee in order to procure financing on purchased equipment.

                                   ADDENDUM 11

                                      16.06
                                 HAZARDOUS WASTE

The term "Hazardous Substances," as used in this Lease shall mean pollutants, contaminants, toxic or hazardous wastes, or any other substances, the use and or the removal of which is required or the use of which is restricted, prohibited or penalized by any "Environmental Law," which term shall mean any federal, state or local law, ordinance or other statute of a governmental or quasi-governmental authority relating to pollution or protection of the environment. Lessee hereby agrees that (i) no activity will be conducted on the premises that will produce any hazardous Substance, except for such activities that are part of the ordinary course of Lessee's business activities (the "Permitted Activities") provided said Permitted Activities are conducted in accordance with all Environmental Laws and have been approved in advance in writing by Lessor, Lessee shall be responsible for obtaining any required permits and paying any fees and providing any testing required by an governmental agency; (ii) the premises will not be used in any manner for the storage of any Hazardous Substances except for the temporary storage of such materials that are used in the ordinary course of Lessee's business (the "Permitted Materials") provided such Permitted Materials are properly stored in a manner and location meeting all Environmental Laws and approved in advance in writing by Lessor; Lessee shall be responsible for obtaining any required permits and paying any fees and providing any testing required by an governmental agency; (iii) no portion of the premises will be used at a landfill or a dump: (iv) Lessee will not install any underground or above ground tanks of any type; (v) Lessee will not allow any surface or subsurface conditions to exist or come into existence that constitute, or with the passage of time may constitute a public or private nuisance; (vi) Lessee will not permit any Hazardous Substances to be brought onto the premises, except for the Permitted Materials described below, and if so brought or found located thereon, the same shall be immediately removed, with proper disposal, and all required cleanup procedures shall be diligently undertaken pursuant to all Environmental Laws. Lessor or Lessor's representative shall have the right but not the obligation to enter the premises for the purpose of inspecting the storage, use and disposal of Permitted Materials to ensure compliance with all Environmental Laws. Should it be determined, in Lessor's sole opinion, that said Permitted Materials are being improperly stored, used, or disposed of, then Lessee shall immediately take such corrective action as requested by Lessor. Should lessee fail to take such corrective action within twenty-four (24) hours, Lessor shall have the right to perform such work and Lessee shall promptly reimburse Lessor for any and all cost associated with said work. If at any time during or after the term of the Lease, the premises is found to be so contaminated or subject to said conditions, Lessee shall diligently institute proper and thorough cleanup procedures at Lessee's sole cost. before taking any action to comply with hazardous material laws or to cleanup hazardous material contaminating the premises, Lessee shall submit to Lessor a plan of action, including any and all plans and documents required by any hazardous material law to be submitted to a governmental authority (collectively, a "plan of action"). Before Lessee begins the actions necessary to comply with hazardous material laws or to cleanup contamination from hazardous materials, Lessor shall have (1) approved the nature, scope and timing of the plan of action, and (2) approved any and all covenants and agreements to effect the plan of action. Lessee agrees to indemnify and hold lessor harmless from all claims, demands, actions, liabilities, costly expenses, damages and obligation of any nature arising from or as a result of the use of the premises by lessee. The foregoing indemnification and the responsibilities of Lessee shall survive the termination or expiration of this Lease.

Permitted Materials (if none, enter 'None")

See Exhibit A attached.

                                    EXHIBIT A

SUPPLIES INVENTORY
Performance Display
August 31

                                                UNIT OF                                 UNIT
 VENDOR              DESCRIPTION                MEASURE              QUANTITY           COST                AMOUNT
----------------------------------------------------------------------------------------------------------------------
Texas Screen
                Kiwo Col PPS                      gal.                 0.00             $75.54            $0.00
                Roller Frame Locki                roll                 0.00             $18.50            $0.00
                Frame Tape                        roll                 19.00            $7.61             $144.59
                #60 Screen Filler                 qt.                  0.00             $4.50             $0.00
                Screen Wash A%                    gal.                 1.00             $29.97            $29.97
                Wypalls                           Case                 5.00             $44.50            $222.50
                Spray Glass Cleane                Cans                 11.00            $26.11            $287.21
                Screen Opener CPS                 Gal                  0.00             $119.86           $0.00
                Surgical Gloves                   cs                   3.00             $17.07            $51.21
                K2 Screen opener                  gal                  0.00             $23.97            $0.00
                Viscosity Modifier gal.           gal                  0.00             $114.29           $0.00
                Norcote Thinner                   gal.                 0.00             $43.00            $0.00
                Squeeges 70 Duro                  in                   27.00            $0.61             $16.47
                Squeeges 80 Duro                  in'                  50.00            $0.71             $35.50
                E-tork towels                     Rolls                0.00             $34.63            $0.00
                Glue Weld On 1807                 pt                   6.00             $5.00             $30.00
                Glue Weld On 35                   pt                   5.00             $10.00            $50.00
RS Hughes
                231 - 2" Masking                  rolls                12.00            $5.56             $55.72
                410 - 2" Double                   rolls                32.00            $15.54            $497.28
                950 - 1/2"                        rolls                27.00            $7.19             $194.13

Preston Office
                Eyelets                           each                 20.00            $6.20             $124.00
Buckley Oil
                Alcohol                           Gal                  35.00            $2.25             $78.75
                Screen Wash                       Gal                  59.00            $2.61             $153.99

Mac Pac
                Kraft Paper                       Rolls                3.00             $18.08            $54.24
                Steel Banding                     Coil                 3.00             $67.51            $202.53
                Reinforced Tape                   Roll                 2.00             $35.97            $71.94

OK Paper
                Newsprint                         Case                 4.00             $224.70           $898.80

Total Pkg
                Handwrap 80 gauge                 Case                 0.00             $36.00            $0.00
Bayliss
                Pads 24 x 60                      pads                 0.00             $0.76             $0.00

Besco
                Amberlith                         sheets               35.00            $8.04             $281.40
                Ruby                              sheets               19.00            $8.04             $152.76
                Clear Mylar                       sheets               19.00            $1.51             $28.69
Just UV
Press A         P-3038 UV lamps                   Lamp                 2.00             $136.00           $272.00
Press C         B02.JHD UV Lamp                   Lamp                 2.00             $188.00           $376.00
Press C         B7020 Stand UV Lam                Lamp                 0.00             $145.00           $0.00
Press B         HOK10580 UV Lamp                  Lamp                 2.00             $149.00           $298.00
TOTALS                                                                                                    $4,618.68


                                    EXHIBIT A

Ink Inventory
Performance Display
Aug 31

<CPATION>
                                                 unit of                        unit
Vendor                   Description             measure         quantity       cost                Amount
----------------------------------------------------------------------------------------------------------------------
CPI
                Flat Black                       gallon          0.00           $121.31            $0.00
                C33-S170 Black                   gallon          1.00           $49.26             $49.26
                D40-S170 Black                   gallon          2.00           $97.84             $195.68
                D40-62088 Panton Pink            gallon          0.00           $121.40            $0.00
                Op White C28                     gallon          0.00           $120.83            $0.00
                C33-Sl99 Mix Clear               gallon          2.00           $45.00             $90.00
                Flo Orange                       gallon          1.00           $147.79            $147.79
                Green                            gallon          1.00           $132.90            $132.90
                D40-Process Black                gallon          1.00           $87.00             $87.00
                D40-Rocket Red                   gallon          1.00           $105.00            $105.00
                D40-M111-lG                      gallon          1.00           $137.68            $137.68
                D40-M115-lG                      gallon          1.00           $107.05            $107.05
                D40-144                          gallon          1.00           $117.69            $117.69
                D40-S190                         gallon          2.00           $87.31             $174.62
                D40-Sl99                         gallon          2.00           $81.94             $163.88
                D40-S917                         gallon          0.00           $144.78            $0.00
                D40-M119-lG                      gallon          2.00           $140.44            $280.88
                D40-M121-lG                      gallon          1.00           $106.94            $106.94
                D40-M125-lG                      gallon          1.00           $106.94            $106.94
                D40-S126-lG                      gallon          1.00           $129.35            $129.35
                D40-S159-lG                      gallon          1.00           $110.45            $110.45
                D40-M141-lG                      gallon          1.00           $108.40            $108.40
                D40-M149-lG                      gallon          1.00           $98.55             $98.55
                D40-M155-lG                      gallon          1.00           $95.78             $95.78
                D40-M181-lG                      gallon          1.00           $134.27            $134.27
                D40-M183-lG                      gallon          1.00           $124.42            $124.42
                D40-M185-lG                      gallon          1.00           $131.42            $131.42
                D40-S131                         gallon          1.00           $119.56            $119.56
                D40-S139                         gallon          1.00           $85.07             $85.07
                D40-S135                         gallon          1.00           $85.97             $85.97
                D40-S140                         gallon          1.00           $102.09            $102.09
                D40-S916                         gallon          0.00           $93.00             $93.00
                D40-S915                         gallon          0.00           $93.00             $0.00
                D40-116                          gallon          0.00           $93.00             $0.00
                D40-123                          gallon          0.00           $93.00             $0.00
                D40-291                          gallon          0.00           $93.00             $0.00
                D40-294                          gallon          0.00           $93.00             $0.00
                D40-S112                         gallon          1.00           $120.90            $120.90
                D40-S110                         gallon          1.00           $120.90            $120.90
                C33-M111-lG                      gallon          1.00           $58.75             $58.75
                C33-M115-lG                      gallon          1.00           $58.75             $58.75
                C33-Ml19-lG                      gallon          1.00           $73.53             $73.53
                C33-M121-lG                      gallon          1.00           $63.44             $63.44
                C33-M125-lG                      gallon          1.00           $80.00             $80.00
                C33-M141-lG                      gallon          1.00           $58.75             $58.75
                C33-M149-lG                      gallon          1.00           $59.37             $59.37
                C33-M155-lG                      gallon          1.00           $60.00             $60.00
                C33-M159-lG                      gallon          1.00           $60.00             $60.00
                C33-M181-lG                      gallon          1.00           $77.00             $77.00
                C33-M183-lG                      gallon          1.00           $77.15             $77.15
                C33-M185-lG                      gallon          1.00           $80.51             $80.51
                C28-S170                         gallon          1.00           $37.69             $37.69
                C28-M155                         gallon          1.00           $56.92             $56.92
                C28-S158                         gallon          1.00           $47.76             $47.76
                C28-S103                         gallon          1.00           $48.00             $48.00
                C28-S199                         gallon          1.00           $48.50             $48.50
                C33-Reflex Blue                  gallon          1.00           $76.90             $76.90
                B82-295                          gallon          1.00           $92.36             $92.36
                C33-S105                         gallon          2.00           $54.78             $109.56
                C33-S139                         gal             1.00           $51.47             $51.47
                C91-M119                         gal             1.00           $135.62            $135.62
                C91-S103                         gal             1.00           $125.00            $125.00



                 C91-62058                       gal             1.00           $123.00            $123.00
                 C91-S112                        gal             1.00           $111.84            $111.84
                 Standard White D-40-S10         gallon          0.00           $121.40            $0.00
                 Opaque White C34-S103           gallon          1.00           $62.13             $62.13
                 Opaque White D40-S103           gallon          2.00           $97.84             $195.68
                 OV PSP Clear 26                 gallon          1.00           $87.60             $87.60
                 W PSP 422                       gallon          1.00           $105.60            $105.60
                 Pantone 294 Visa                gallon          0.00           $120.00            $0.00
                 Conv 9775 Opaque White          gallon          0.00           $50.40             $0.00
                 Conv 97422 Blue                 gallon          0.00           $55.28             $0.00
                 Conv C28-S142                   gallon          0.00           $47.76             $0.00
KOLOR CURE       Russell White                   gallon          0.00           $100.00            $0.00
                 Thinner                         gallon          2.00           $53.00             $106.00
COLOR MIX        LV Reactor                      gallon          3.00           $70.00             $210.00
                 ULN Gel                         gallon          80.00          $86.88             $6,950.40
MORTON INDUST    Seriglos 7300                   gallon          110.00         $28.64             $3,150.40
SERICOL          Gold                            gallon          1.00           $403.85            $403.85
                 Bronze                          gallon          9.00           $383.15            $3,448.35
                 Adhesion Modifier               gallon          4.00           $80.82             $323.28
                 MR-301 Opaque Black             gallon          0.00           $83.80             $0.00
                 HT Black                        gallon          1.00           $77.25             $77.25
                 HTR Red                         gallon          1.00           $102.10            $102.10
                 HTB HT Blue                     gallon          1.00           $78.95             $73.95
                 HTY Yellow                      gallon          2.00           $102.20            $204.40
                 HT Extender Base                gallon          3.00           $77.90             $233.70

TOTALS                                                                                             $21,275.00

                     MODIFICATION AND RATIFICATION OF LEASE

This MODIFICATION AND RATIFICATION OF LEASE AGREEMENT is made and entered into between BELTLINE QUAKER LIMITED PARTNERSHIP (Lessor or Landlord) and PERFORMANCE PRINTING CORPORATION, a Texas Corporation (Lessee or Tenant) for and in consideration of one Dollar ($1.00) and other good and valuable consideration, receipt of which is hereby acknowledged.

                                   WITNESSETH:

1. RATIFICATION. Lessor and Lessee hereby confirm and ratify, except as modified herein, all of the terms, conditions and covenants in that certain written Lease Agreement (the "Lease Agreement") dated September 22 1994, between Lessor and Lessee, for the rental of the following property: approximately 24,648 square feet of space which includes 5,226 square feet of office situated at 1174 Quaker Drive, Dallas, Texas 75207 located in the Quaker Court, Building I, project per Job #1197781.

2. CURRENT POSSESSION. Lessee warrants that Lessee has accepted and is now in possession of the above referenced premises and that the Lease Agreement is valid and presently in full force and effect. Lessor warrants that Lessee has performed all of its obligations under the Lease Agreement through the date hereof, and Lessor waives any and all claims it may have for any money from or other performance by Lessee due under the Lease Agreement prior to the date hereof, including any and all penalties for late rental payments.

3. EXTENSION OF TERM. Lessor and Lessee agree that the term of this Lease has been extended thirty-six months. so that the expiration date shall change from December 31, 1997 to December 31, 2000.

4. additional PREMISES. Lessor and Lessee agree that effective July 1, 1997, the leased premises shall be expanded from 24,648 square feet which includes 5,226 square feet of office, by 19,737 square feet at 1176 Quaker Drive, per Job #1123226 plan dated March 25, 1997, for a new total of 44,385 square feet which includes 5,226 square feet of office.

5. RENTAL R ATE. Lessor and Lessee agree that (i) effective July 1, 1997 the base monthly rental shall increase from $5,341, by $4,276 to $9,617 and (ii) effective January 1, 1998 the base monthly rental shall increase from $9,617 by $924 to $10,541.

6. UNIFORM COMMERCIAL CODE. Lessor and Lessee agree that the provisions of
Section 10.02 is null and void and of no further force or effect

7. OPERATING EXPENSES. Lessor and Lessee agree that the base year for computing rental charges relating to operating expenses under Section 2.02 shall be 1996 and that the Operating Expense Cap under Section 16.01 shall be (i) 110% of the 1996 Operating Expenses as a cap for the actual expenses for 1997 ( i) 120% of the 1996 Operating Expenses as a cap for the actual expenses 1998 (iii) 130% of the 1996 Operating Expenses as a cap for the actual expenses for 1999, and (v) 140% of the 1996 Operating Expenses as a cap for, the actual expenses for 2000. The 44,385 square feet of Demised Premises is 21.8% of the total square feet in the project.

8. LESSEE IMPROVEMENTS. Lessor accepts all improvements made by the Lessee to the demised premises prior to the date hereof and all improvements made by the Lessee relating to the addition of the additional Premises*, and Lessee shall have no obligation to remove or alter said improvements upon termination of this Lease. *provided Lessee performs improvements in accordance to the attached Exhibit "A" Construction By Lessee,

9. LESSOR IMPROVEMENTS. Lessor shall deliver the additional premises in good condition, making all appropriate repairs to the space heaters, floor, poles, walls, lighting and doors, including the opening of a satisfactory entryway between the original Demised Premises and the additional Premises and providing utilities from the existing origination points in the original Demised Premises to the additional Premises.

10. LANDLORD'S COOPERATION. Lessor agrees to promptly complete its obligations under Section 16.05 of this Lease.

11. LESSEE SUBLEASING. Lessor agrees that it shall not withhold approval of any sublease under Section 9.02 provided that the use of the Demised Premises is satisfactory to the Lessor.

Signed at Dallas, Texas, this 8th day of May, 1997.

Lessee                                   Lessor.
Performance Printing                     Beltline Quaker Limited Partnership
Corporation                              By Beltline Country Club Corporation,
                                         managing general partner

By:       s/John White/s                 By:      s/Jeffrey G. Mundy/s
   ----------------------------             --------------------------------
   John T. White, President                 Jeffery G. Mundy, Vice President

                                   EXHIBIT "A"


                             CONSTRUCTION BY LESSEE

Any finish-out construction or refurbishing work, including all utility connections, HVAC and plumbing repairs, etc, shall be performed by Lessee. This paragraph is subject to the following terms and conditions:

1. Lessee shall submit plans and specifications prepared by a State Licensed and Registered Architect for the finish-out work to Lessor within fifteen
     (15) days from the execution date this Lease. Lessee's plans and specifications must be approved by the Lessor's Construction Manager, in writing, prior to the commencement of construction. All work shall be performed in conformance with such approved plans and specifications in a good and workmanlike manner and in compliance with all applicable laws, rules, codes, ordinances and regulations. Lessee, at Lessee's sole cost and expense, shall obtain all permits required prior to commencement of construction.

With respect to future finish-out construction s/JW/s

2. Lessee assumes all responsibility with regard to modifications or construction alterations necessary to meet the provisions of the Americans with Disabilities Act (ADA) of 1991. Any alterations of the lease space required to comply with the provisions needed at this time or in the future, shall be at the sole cost and expense of the Lessee.

3. Lessee shall provide Lessor with a complete list of contractors and subcontractors who will be performing work in or on the leased premises. Lessor, in its sole discretion, shall have the right to reject any contractor or subcontractor.

With respect to construction projects s/JW/s

4. Lessee shall furnish Lessor a Certificate of Insurance naming Lessor as an additional insured on Lessee's liability insurance in the form attached hereto and in the amount of coverage as set forth therein.

5. If work is performed by Lessee on parts of the building that are presently under warranty from other contractors or subcontractors, including but not limited to the roof, heating, ventilating and air conditioning systems, electrical and sprinkler system, such work shall be done by Lessor's contractor or subcontractor, who is responsible under the warranty at Lessee's expense.

6. Upon completion of the work, Lessor's Construction manager shall inspect the leased premises to insure that the work has been performed in accordance with the approved plans and specifications. Upon acceptance of the work, lien waivers from all contractors and subcontractors who performed work on the leased premises, paid receipts or other evidence substantiating the actual cost of the work done and a copy of a Certificate of Occupancy must be provided to Lessor. Any claims, judgements, lawsuits, etc., brought about due to failure in producing said documents are the direct responsibility of Lessee, and constitutes a possible default of the Lease.

7. Lessee shall hold Lessor harmless from and indemnify Lessor against any and all liability, cost, expenses, including attorney's fees, claims, demands, or causes of action for damage to persons or property arising out of or in connection with the work performed by Lessee, its employees, agents, contractors and subcontractors.

8. discrepancy or problem concerning the construction in relation to the property.

                                   Exhibit "A"

                                     Page 2


------------------------------------------------------------------------------------------------------------------------
CERTIFICATE OF INSURANCE                                                        6/10/1997
========================================================================================================================
                                               THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND  CONFERS
Unimark Insurance Agency, Inc.                 NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT
3878 Oak Lawn, Suite 200                       AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.
Dallas, TX 75219
(214)523-0500 Fax(214)523-0570

                                                                     COMPANIES AFFORDING COVERAGE
Performance Printing Corp.
3012 Fairmont
Dallas, Texas 75201
                                               A        Royal Ins Company of America
                                               B        Royal Indemnity Company
                                               -------------------------------------------------------------------------
---------------------------------------------
===============================================-------------------------------------------------------------------------

       COVERAGES

       THIS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE
       POLICY PERIOD INDICATED NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT on OTHER DOCUMENT WITH
       RESPECT to MUCH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED
       HEREIN 15 SUBJECT TO ALL THE TERMS. EXCLUSIONS AND CONDITIONS OF SUCH LIMITS SHOWN MAY BEEN REDUCED BY PAID
       CLAIMS.
------------------------------------------------------------------------------------------------------------------------
          TYPE OF INSURANCE              POLICY      POLICY        POLICY                  LIMITS
                                         NUMBER      EFFECTIVE     EXPIRATION
                                                     DATE
========================================================================================================================
A         GENERAL LIABILITY                                                     GENERAL AGGREGATE              2,000,000
       X  COMMERCIAL GENERAL LIABILITY                                          PRODUCTS COMP/OP AGG             in code
          CLAIMS MADE      X     OCCUR                                          PERSONAL & ADV INJURY          1,000,000
          OWNER'S CONTRACTOR'S PROT      PSP098817   07/01/96      07/01/97     EACH OCCURRENCE                1,000,000
                                                                                FIRE DAMAGE (ANY ONE FIRE)        50,000
                                                                                MED EXPENSE (ANY ONE PERSON)       5,000

------------------------------------------------------------------------------------------------------------------------
          AUTOMOBILE LIABILITY                                                  COMBINED SINGLE LIMIT          1,000,000
------------------------------------------------------------------------------------------------------------------------
B
       X  ANY AUTO                                                              BODILY INJURY
          ALL OWNED AUTOS                RST199238   07/01/96      07/01/97     (Per person)
          SCHEDULED AUTOS
       X  ____ AUTOS                                                            Bodily Injury
       X  NON-OWNED AUTOS                                                       (Per accident)
          GARAGE LIABILITY
                                                                                PROPERTY DAMAGE
------------------------------------------------------------------------------------------------------------------------
A                                                                               EACH OCCURRENCE                1,000,000
          EXCESS LIABILITY                                                      AGGREGATE                      1,000,000
       X  UMBRELLA FORM                  PLA352201   07/01/96      07/01/97      STATUTORY LIMITS
          OTHER THAN UMBRELLA FORM                                              EACH ACCIDENT                  1,000,000
                                                                                DISEASE POLICY LIMIT           1,000,000
B         WORKER'S COMPENSATION                                                 DISEASE EACH EMPLOYEE          1,000,000
          AND
          EMPLOYER LIABILITY
------------------------------------------------------------------------------------------------------------------------
                                                                                                               ----------
          OTHER


------------------------------------------------------------------------------------------------------------------------
       Bradford Management Company of Dallas, Inc. and the owner of the premises being managed on which liabilities out of "your work" arises is added as additional insured per form TE9901B and CG2026.
------------------------------------------------------------------------------------------------------------------------
       CERTIFICATE HOLDER                CANCELLATION

       Bradford Management Company       SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION
       Of Dallas, Inc.                   DATE THEREOF, THE ISSUING COMPANY WILL ENDEAVOR TO MAIL 30 DAYS WRITTEN NOTICE
       12801 N. Central Expwy., #1600    TO THE CERTIFICATE HOLDER NAMED TO THE LEFT, BUT FAILURE TO MAIL SUCH NOTICE
       Dallas, Texas 75243               SHALL IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND UPON THE COMPANY ITS AGENTS
                                         OR REPRESENTATIVES.

                                         -------------------------------------------------------------------------------
                                         AUTHORIZED REPRESENTATIVE

                                         -------------------------------------------

------------------------------------------------------------------------------------------------------------------------

Joe couldn't read Exhibit A, Page 3

                                   Exhibit "A"
                                     Page 4


                               additional INSURED

             _________________________ provided under the following:

                           BUSINESS AUTO COVERAGE ____
                              GARAGE COVERAGE ____
                           TRUCKERS COVERAGE ________



Has endorsement ______changes the policy effective on the Inception date of the policy unless another date is indicated below:

Endorse Effective                                          Policy Number



__________ Insured'
                                                           Countersigned
by

Has provisions and exclusions that apply to LIABILITY COVERAGE also apply to the endorsement

  BRADFORD MANAGEMENT COMPANY OF DALLAS, INC. THE OWNERS OF THE PREMISES BEING
           __________ OR WHICH LIABILITIES OUT OF "YOUR HOME" ARISES
                 (Enter home and address of additional Insured)




 _________________________________________________________________________there are several lines here, 9 to be exact, that I can barely make out at all.

                                   EXHIBIT "A"
                                     PAGE 5

                           BRADFORD MANAGEMENT COMPANY
                    INSURANCE REQUIREMENTS FOR TENANT FINISH
                                  CONSTRUCTION


1. The minimum amount of coverage Bradford Management Company of Dallas, Inc. requires for tenant finish construction is:

                  General Liability                  $1,000,000.00
                  Auto Liability                     $1,000,000.00
                  Umbrella Liability                 $2,000,000.00
                  Worker's Compensation              Statutory
                  Employer's Liability               $  500,000.00

The attached certificate and endorsements exemplify the insurance coverage and language required on the policy.

2. Bradford Management Company of Dallas, Inc. is to be named as the Certificate __???????????_________ at the address below on all certificates.

3. Bradford Management Company of Dallas, Inc. and property owners must be added as additional insureds by attaching the enclosed endorsements. These endorsements must be included with your certificate to comply with the insurance requirement.

4. The certificate must state that the Certificate Holder will be notified within 30 days if the insurance is terminated. The CANCELLATION language must read as follows. "Should any of the above described policies be canceled before the expiration date thereof, the __________ company will mail 30 days written notice to the Certificate Holder names to the left.

5. Underwriters must currently be rated at least a Class , VII company by AAA Best.

         If you have any questions pertaining to any of this information, please contact your Bradford Companies representative.